                  THIRD AMENDED AND RESTATED PLEDGE AGREEMENT, dated as of December 22, 1997, made by COGENTRIX, INC., a North Carolina corporation (the "Pledgor"), to CREDIT LYONNAIS, its successors and assigns, as agent for the Lenders and the Issuing Bank (as such terms are defined in the Loan Agreement referred to below) (in such capacity, the "Agent").


                              W I T N E S S E T H :


                  WHEREAS, Cogentrix Virginia Leasing Corporation (the "Borrower") owns and operates a cogeneration facility having a gross nameplate rating of 110 megawatts located in Portsmouth, Virginia (the "Facility"); and

                  WHEREAS, the acquisition, construction and equipping of the Facility has been financed by credit facilities made available pursuant to the Amended and Restated Construction and Term Loan Agreement, dated as of September 15, 1988, among the Borrower, The CIT Group/Equipment Financing, Inc. ("CIT"), Bank of Scotland, Grand Cayman Branch and Manufacturers Hanover Trust Company ("MHT") as Paying Agent (the "Construction Loan Agreement"); and

                  WHEREAS, pursuant to the provisions of the Construction Loan Agreement, the Pledgor entered into the Amended and Restated Pledge Agreement, dated as of September 15, 1988 (the "1988 Pledge Agreement"); and

                  WHEREAS, the Construction Loan Agreement was amended and restated in its entirety by the Second Amended and Restated Loan Agreement, dated as of May 15, 1992, among the Borrower, the Lenders and CIT, as agent for the lenders thereunder (as amended, herein called the "Existing Loan Agreement"); and

                  WHEREAS, pursuant to the provisions of the Existing Loan Agreement, the Pledgor amended and restated the 1988 Pledge Agreement by entering into the Second Amended and Restated Pledge Agreement, dated as of May 15, 1992 (the "Existing Pledge Agreement"); and

                  WHEREAS, the parties thereto have agreed to amend and restate the Existing Loan Agreement in its entirety pursuant to the Third Amended and Restated Loan Agreement, dated as of December 22, 1997, among the Borrower, the Lenders (as defined therein), the Issuing Bank (as defined therein) and the Agent (herein, as amended, supplemented or otherwise modified from time to time, called the "Loan Agreement") for the purpose of, among other things, appointing Credit Lyonnais to succeed CIT as Agent; and

                  WHEREAS, it is a condition to the Loan Agreement's becoming effective that the Pledge Agreement shall be amended and restated as provided below;

                  NOW, THEREFORE, in consideration of the premises and mutual covenants provided for herein and for other good and valuable consideration receipt of which is hereby acknowledged, the Pledgor agrees with the Agent on behalf of and for the benefit of the Lenders, the Issuing Bank and the Interest Hedging Counterparties that the Existing Pledge Agreement shall be amended and restated in its entirety so that it shall read as follows:

                  1. Defined Terms. Unless otherwise defined herein, capitalized terms defined in the Loan Agreement shall have such defined meanings when used herein. The term "Pledged Stock" shall mean the shares of capital stock listed on Schedule 1 hereto, together with all stock certificates, options or rights of any nature whatsoever that may be issued or granted by the Issuer to the Pledgor while this Agreement is in effect.

                  2. Pledge. The Pledgor hereby pledges, assigns, hypothecates, transfers, and delivers to the Agent on behalf of and for the benefit of the Lenders, the Issuing Bank and the Interest Hedging Counterparties all the Pledged Stock and hereby grants to the Agent on behalf of and for the ratable benefit of the Lenders, the Issuing Bank and the Interest Hedging Counterparties a first lien on, and security interest in, the Pledged Stock and in all proceeds thereof, together with appropriate undated stock powers duly executed in blank, as collateral security for (i) the prompt and complete payment when due (whether at the stated maturity, by acceleration or otherwise) of the unpaid principal of and interest on the Notes issued to evidence Loans made and to be made by the Lenders and the Issuing Bank to the Borrower pursuant to the Loan Agreement and
(ii) the due and punctual payment and performance by the Borrower and the Pledgor of all their respective obligations and liabilities under, arising out of or in connection with the Loan Agreement, any Interest Rate Protection Agreement and this Pledge Agreement (all the foregoing being hereinafter called the "Obligations").

                  3. Stock Dividends, Distributions, etc. If, while this Agreement is in effect, the Pledgor shall become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital, or issued in connection with any reorganization), option or rights, whether as an addition to, in substitution of, or in exchange for any shares of any Pledged Stock, or otherwise, the Pledgor agrees to accept the same as the Lenders', the Issuing Bank's and the Interest Hedging Counterparties' agent and to hold the same in trust on behalf of and for the benefit of the Lenders, the Issuing Bank and the Interest Hedging Counterparties and to deliver the same forthwith to the Agent in the exact form received, with the indorsement of the Pledgor when necessary and/or appropriate undated stock powers duly executed in blank, to be held by the Agent on behalf of and for the benefit of the Lenders, the Issuing Bank and the Interest Hedging Counterparties, subject to the terms hereof, as additional collateral security for the Obligations. Any sums paid upon or in respect of the Pledged Stock upon the liquidation or dissolution of the issuer thereof shall be paid over to the Agent to be held by it in trust as additional collateral security for the Obligations; and in case any distribution of capital shall be made on or in respect of the Pledged Stock or any property shall be distributed upon or with respect to the Pledged Stock pursuant to the recapitalization or reclassification of the capital of the issuer thereof or pursuant to the reorganization thereof, the property so distributed shall be delivered to the Agent to be held by it as additional collateral security for the Obligations. All sums of money and property so paid or distributed in respect of the Pledged Stock which are received by the Pledgor shall, until paid or delivered to the Agent, be held by the Pledgor in trust as additional collateral security for the Obligations.

                  4. Collateral. All property at any time pledged with the Agent hereunder (whether described herein or not) and all income therefrom and proceeds thereof, are herein collectively sometimes called the "Collateral".

                  5. Cash Dividends; Voting Rights. Unless a Default or an Event of Default under the Loan Agreement shall have occurred and be continuing, the Pledgor shall be entitled to receive all cash dividends paid in respect of the Pledged Stock, to vote the Pledged Stock and to give consents, waivers and ratifications in respect of the Pledged Stock, provided, however, that no vote shall be cast or consent, waiver or ratification given or taken which would impair the Collateral or be inconsistent with or violate any provision of this Pledge Agreement, the Loan Agreement, the Notes or the Project Documents.

                  6. Subrogation. Notwithstanding any payment or payments made by the Pledgor hereunder, or the receipt of any amounts by the Lenders, the Issuing Bank or the Interest Hedging Counterparties with respect to the Collateral, or any setoff or application of funds of the Pledgor by the Lenders, the Issuing Bank or the Interest Hedging Counterparties, the Pledgor shall not be entitled to be subrogated to any of the rights of such Lenders, the Issuing Bank or the Interest Hedging Counterparties against the Borrower or any collateral security held by the Agent, the Lenders, the Issuing Bank or the Interest Hedging Counterparties for the payment of the Obligations until all amounts owing to the Lenders, the Issuing Bank and the Interest Hedging Counterparties by the Borrower on account of the Obligations are paid in full.

                  7. Amendments, Modifications and Waivers with respect to Obligations. The Pledgor hereby consents that, without the necessity of any reservation of rights against the Pledgor, and without notice to or further assent by the Pledgor, any demand for payment of any of the Obligations made by the Agent, the Lenders, the Issuing Bank or the Interest Hedging Counterparties may be rescinded by the Agent, the Lenders, the Issuing Bank or the Interest Hedging Counterparties and any of the Obligations continued, and the Obligations, or the liability of the Borrower or any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered, or released by the Agent, the Lenders, the Issuing Bank or the Interest Hedging Counterparties and the Loan Agreement, the Notes, the Project Documents, any Interest Rate Protection Agreement and any collateral security documents or guarantees or documents in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Lenders, the Issuing Bank or the Interest Hedging Counterparties may deem advisable from time to time, and any collateral security at any time held by the Lenders, the

Issuing Bank or the Interest Hedging Counterparties for the payment of the Obligations may be sold, exchanged, waived, surrendered or released, all without the necessity of any reservation of rights against the Pledgor and without notice to or further assent by the Pledgor, which will remain bound hereunder, notwithstanding any such renewal, extension, modification, acceleration, compromise, amendment, supplement, termination, sale, exchange, waiver, surrender or release. The Agent shall have no obligation to protect, secure, perfect or insure any other collateral security document or property subject thereto at any time held as security for the Obligations. The Pledgor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by any Lenders, the Issuing Bank or any Interest Hedging Counterparties upon this Agreement, and the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Agreement, and all dealings between the Borrower, the Pledgor, the Lenders, the Issuing Bank and the Interest Hedging Counterparties shall likewise be conclusively presumed to have been had or consummated in reliance upon this Agreement. The Pledgor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrower or the Pledgor with respect to the Obligations.

                  8. Rights of the Lenders, the Agent, the Issuing Bank and The Interest Hedging Counterparties. Neither the Agent nor the Lenders nor the Issuing Bank nor the Interest Hedging Counterparties shall be liable for failure to collect or realize upon the Obligations or any collateral security or guarantee therefor, or any part thereof, or for any delay in so doing nor shall any of them be under any obligation to take any action whatsoever with regard thereto. Any or all shares of the Pledged Stock held by the Agent hereunder may, if a Default has occurred and is continuing, without notice, be registered in the name of the Agent or its nominee, and the Agent or its nominee may thereafter without notice, exercise all voting and corporate rights at any meeting of any corporation issuing any of the shares included in the Pledged Stock and exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any shares of the Pledged Stock as if it were the absolute owner thereof, including without limitation, the right to exchange at its discretion, any and all of the Pledged Stock upon the merger, consolidation, reorganization, recapitalization or other readjustment of any corporation issuing any of such shares or upon the exercise by any such issuer or the Agent of any right, privilege or option pertaining to any shares of the Pledged Stock, and in connection therewith, to deposit and deliver any and all of the Pledged Stock with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine, all without liability except to account for property actually received by it, but the Agent shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing. The Agent's right to vote the Pledged Stock and its other rights under this Section 8 shall constitute an irrevocable appointment coupled with an interest and shall remain valid and in effect until the Obligations have been paid in full.

                  9. Remedies. In the event that any portion of the Obligations has been declared due and payable, the Agent, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon the Borrower or any other person (all and each of which demands, advertisements and/or notices are hereby expressly waived), may forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase, contract to sell or otherwise dispose of and deliver said Collateral, or any part thereof, in one or more parcels at public or private sale or sales, at any exchange, broker's board or at any of the Agent's offices or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk, with the right to the Agent, any Lenders, the Issuing Bank or the Interest Hedging Counterparties upon any such sale or sales, public or private, to purchase the whole or any part of said Collateral so sold, free of any right or equity of redemption in the Pledgor, which right or equity is hereby expressly waived or released. The Agent shall pay over the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care, safekeeping or otherwise of any and all of the Collateral or in any way relating to the rights of the Agent hereunder, including reasonable attorney's fees and legal expenses, to the Lenders, the Issuing Bank and the Interest Hedging Counterparties for application by them to the payment in whole or in part, of the Obligations in such order as the Agent may elect, and only after so paying over such net proceeds and after the payment by the Agent of any other amount required by any provision of law, including, without limitation, Section 9-504(1)(c) of the Uniform Commercial Code, need the Agent account for the surplus, if any, to the Pledgor. The Pledgor agrees that the Agent need not give more than ten days' notice of the time and place of any public sale or of the time after which a private sale or other intended disposition is to take place and that such notice is reasonable notification of such matters. No notification need be given to the Pledgor if it has signed after default a statement renouncing or modifying any right to notification of sale or other intended disposition. In addition to the rights and remedies granted to the Agent, the Lenders, the Issuing Bank and the Interest Hedging Counterparties in this Agreement and in any other instrument or agreement securing, evidencing or relating to any of the Obligations, each of the Agent, the Lenders, the Issuing Bank and the Interest Hedging Counterparties shall have all the rights and remedies of a secured party under the Uniform Commercial Code of the State of New York. The Pledgor further agrees to waive and agrees not to assert any rights or privileges which it may acquire under Section 9-112 of the Uniform Commercial Code. Notwithstanding anything to the contrary contained herein or in any other Project Document, the Pledgor shall not be liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay all amounts to which the Lenders, the Issuing Bank and the Interest Hedging Counterparties are entitled, and the fees of any attorneys employed by the Agent to collect such deficiency.

                  10. Representations, Warranties and Covenants of the Pledgor.
(i) The Pledgor represents and warrants that:

                  (a) it is the legal record and beneficial owner of, and has good and marketable title to, the Pledged Stock subject to no pledge, lien, mortgage, hypothecation, security interest, charge, option or other encumbrance whatsoever, except the lien and security interest created by this Agreement;

                  (b) it has full power, authority and legal right to pledge all the Pledged Stock pursuant to this Agreement;

                  (c) the shares of Pledged Stock constitute all the issued and outstanding shares of all classes of the capital stock of the Borrower;

                  (d) this Agreement has been duly authorized, executed and delivered by the

         Pledgor and constitutes a legal, valid and binding obligation of the Pledgor enforceable in accordance with its terms;

                  (e) no consent of any other party (including, without limitation, stockholders or creditors of the Pledgor or the Borrower) other than those which have been obtained and no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority, domestic or foreign, is required to be obtained by the Pledgor in connection with the execution, delivery or performance of this Agreement;

                  (f) the execution, delivery and performance of this Agreement will not violate any provision of any applicable law or regulation or of any order, judgment, writ, award or decree of any court, arbitrator or governmental authority, domestic or foreign, or of the certificate of incorporation or by-laws of the Pledgor or of any securities issued by the Pledgor or any of its Subsidiaries, or of any mortgage, indenture, lease, contract, or other agreement, instrument or undertaking to which the Pledgor or any of its Subsidiaries is a party or which purports to be binding upon the Pledgor or any of its Subsidiaries or upon any of their respective assets and will not result in the creation or imposition of any lien, charge or encumbrance on or security interest in any of the assets of the Pledgor or any of its Subsidiaries except as contemplated by this Agreement;

                  (g) all the shares of the Pledged Stock have been duly and validly issued, are fully paid and non-assessable; and

                  (h) the pledge, assignment and delivery of such Pledged Stock pursuant to this Agreement creates a valid first lien on and a first perfected security interest in such shares of the Pledged Stock, and the proceeds thereof, subject to no prior pledge, lien, mortgage, hypothecation, security interest, charge, option or encumbrance or to any agreement purporting to grant to any third party a security interest in the property or assets of the Pledgor which would include the Pledged Stock.

(ii) The Pledgor covenants and agrees that:

                  (a) it shall maintain the security interest created by this Agreement as a first, perfected security interest and shall defend such security interest against claims and demands of all Persons whomsoever. At any time and from time to time, upon the written request of the Agent, and at the sole expense of the Pledgor, the Pledgor will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Agent may reasonably request for the purposes of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note, other instrument or chattel paper, such note, instrument or chattel paper shall be immediately delivered to the Agent, duly endorsed in a manner satisfactory to the Agent, to be held as Collateral pursuant to this Agreement;

                  (b) it will have like title to and right to pledge any other property at any time hereafter pledged to the Agent as Collateral hereunder and will likewise defend the

         Agent's, the Lenders', the Issuing Bank's and the Interest Hedging Counterparties' right thereto and security interest therein;

                  (c) without the prior written consent of the Agent, the Pledgor will not enter into any agreement or undertaking restricting the right or ability of the Pledgor or the Agent to sell, assign or transfer any of the Collateral; and

                  (d) it shall pay, and save the Agent and the Lenders harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

                  11. No Disposition, etc. (i) Without the prior written consent of the Agent, the Pledgor agrees that it will not sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Collateral; provided, however, that the Pledgor may transfer the Collateral to a wholly-owned subsidiary of the Pledgor acceptable in all respects to the Agent and the Lenders in their sole discretion (which discretion shall be exercised by the Agent and the Lenders in good faith) upon the execution by such subsidiary in favor of the Agent of a pledge agreement substantially in the form of this Agreement. (ii) Without the prior written consent of the Agent, the Pledgor will not create, incur or permit to exist any pledge, lien, mortgage, hypothecation, security interest, charge, option or any other encumbrance with respect to any of the Collateral, or any interest therein, or any proceeds thereof, except for the lien and security interest provided for by this Agreement. (iii) Without the prior written consent of the Agent, the Pledgor agrees that it will not vote to enable the Borrower to, and will not otherwise permit the Borrower to, issue any stock or other securities of any nature in addition to or in exchange or substitution for the Pledged Stock.

                  12. Registration Rights. (a) If the Agent shall determine to exercise its right to sell any or all of the Pledged Stock pursuant to Section 9 hereof, and if in the opinion of counsel for the Agent it is necessary, or if in the opinion of the Agent it is advisable, to have the Pledged Stock, or that portion thereof to be sold, registered under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), the Pledgor will cause the Borrower and any other corporation issuing securities included in the Pledged Stock contemplated to be sold, to execute and deliver, and cause the directors and officers of each thereof to execute and deliver, all at the Pledgor's expense, all such instruments and documents, and to do or cause to be done all such other acts and things as may be necessary or, in the opinion of the Agent, advisable to register the Pledged Stock, or that portion thereof to be sold, under the provisions of the Securities Act and to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Pledged Stock, or that portion thereof to be sold, and to make all amendments thereto and/or to the related prospectus which, in the opinion of the Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. The Pledgor agrees to cause the Borrower to comply with the provisions of the securities or "Blue Sky" laws of any jurisdiction which the Agent shall designate and to cause the Borrower to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act.

                  (b) The Pledgor recognizes that the Agent, the Lenders, the Issuing Bank or the Interest Hedging Counterparties may be unable to effect a public sale of any or all the Pledged Stock by reason of certain prohibitions contained in the Securities Act and applicable state securities laws, but may be compelled to resort to one or more private sales thereof to a restricted group or purchasers who will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Agent, the Lenders, the Issuing Bank and the Interest Hedging Counterparties shall be under no obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit the Borrower to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if the Borrower would agree to do so.

                  (c) The Pledgor further agrees to do or cause to be done all such other acts and things as may be necessary to make such sale or sales of any portion or all of the Pledged Stock valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at the Pledgor's expense. The Pledgor further agrees that a breach of any of the covenants contained in this paragraph 12 will cause irreparable injury to the Lenders, the Issuing Bank and the Interest Hedging Counterparties, that the Agent, the Lenders, the Issuing Bank and the Interest Hedging Counterparties have no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this paragraph shall be specifically enforceable against the Pledgor and the Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Loan Agreement. The Pledgor further acknowledges the impossibility of ascertaining the amount of damages which would be suffered by the Lenders, the Issuing Bank and the Interest Hedging Counterparties by reason of a breach of any of such covenants and, consequently, agrees that, if the Agent, the Lenders, the Issuing Bank or the Interest Hedging Counterparties shall sue for damages for breach, it shall pay, as liquidated damages and not as a penalty, an amount equal to the value of the Pledged Stock on the date the Lenders, the Issuing Bank or the Interest Hedging Counterparties shall demand compliance with this paragraph.

                  13. Further Assurances. The Pledgor agrees that at any time and from time to time upon the written request of the Agent, the Pledgor will execute and deliver such further documents and do such further acts and things as the Agent may reasonably request in order to effect the purposes of this Agreement.

                  14. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  15. No Waiver; Cumulative Remedies. Neither the Agent nor any of the Lenders nor the Issuing Bank nor any of the Interest Hedging Counterparties shall by any act, delay, omission or otherwise be deemed to have waived any of its or their rights or remedies hereunder and no waiver shall be valid unless in writing, signed by the Agent on behalf of the Lenders, the Issuing Bank and the Interest Hedging Counterparties, and then only to the extent therein set forth. A waiver by the Agent of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Agent, the Lenders, the Issuing Bank or the Interest Hedging Counterparties would otherwise have on any future occasion. No failure to exercise nor any delay in exercising, on the part of the Agent, the Lenders, the Issuing Bank or the Interest Hedging Counterparties, any right, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights or remedies provided by law.

                  16. Waivers, Amendments; Applicable Law. None of the terms or provisions of this Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by the Agent on behalf of the Lenders, the Issuing Bank and the Interest Hedging Counterparties. This Agreement and all obligations of the Pledgor hereunder shall be binding upon the successors and assigns of the Pledgor, and shall, together with the rights and remedies of the Agent hereunder, inure to the benefit of the Agent, the Lenders, the Issuing Bank, the Interest Hedging Counterparties, and their respective successors and assigns. THIS AGREEMENT SHALL BE GOVERNED BY, AND BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  IN WITNESS WHEREOF, the Pledgor has caused this Agreement to be duly executed and delivered by its duly authorized officer as of the day and year first above written.

                                            COGENTRIX, INC.


                                            By: /s/ Elizabeth L. Rippetoe
                                               -------------------------
                                               Title: Vice President,
                                                      Assistant General Counsel
                                                      and Assistant Secretary

                                                                      SCHEDULE 1
                                                                       To Pledge
                                                                       Agreement


                          DESCRIPTION OF PLEDGED STOCK


                  Common Stock of COGENTRIX VIRGINIA LEASING CORPORATION, $1.00 par value; 1,000 shares of which are authorized and 1,000 shares of which are issued and outstanding, such outstanding shares being represented by stock certificates as follows:

Certificate                         Certificate                        No. of
    No.                                Date                            Shares
-----------                         -----------                        ------
    2                               June 30, 1986                      1,000

                           ACKNOWLEDGEMENT AND CONSENT


         The undersigned hereby acknowledges receipt of a copy of the Pledge Agreement, dated as of December 22, 1997 (the "Pledge Agreement"), made by Cogentrix, Inc. for the benefit of Credit Lyonnais, as Agent for the Lenders, the Issuing Bank and the Interest Hedging Counterparties referred to in the Pledge Agreement. Each of the undersigned agrees for the benefit of such parties referred to in the Pledge Agreement as follows:

         1. The undersigned will be bound by the terms of the Pledge Agreement and will comply with such terms insofar as such terms are applicable to it.

         2. The undersigned will notify the Agent promptly in writing of the occurrence of any of the events described in paragraph 3 of the Pledge Agreement.

         3. The terms of paragraph 12(c) of the Pledge Agreement shall apply to it, mutatis mutandis, with respect to all actions that may be required of it under or pursuant to or arising out of Section 12 of the Pledge Agreement.

                                      COGENTRIX VIRGINIA LEASING CORPORATION


                                      By: /s/ Elizabeth L. Rippetoe
                                          -------------------------------------
                                          Title: Vice President, Assistant
                                                 General Counsel and Assistant
                                                 Secretary

                                      Address for Notices:

                                      9405 Arrowpoint Boulevard
                                      Charlotte, NC  28273-8110
                                      Fax: 704-529-1006
                                      Attn:  General Counsel